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                                                                   Exhibit 10(a)

                          R.R. DONNELLEY & SONS COMPANY

                            2000 STOCK INCENTIVE PLAN

 (as adopted by the Board of Directors on January 27, 2000; as amended September
                                    25, 2003)

                                   I. GENERAL

1. Plan. To provide incentives to management through rewards based upon the ownership or performance of the common stock of R.R. Donnelley & Sons Company (the "Company"), the Committee hereinafter designated, may grant cash or bonus awards, stock options, stock appreciation rights ("SARs"), or combinations thereof, to eligible participants, on the terms and subject to the conditions stated in the Plan. In addition, to provide incentives to members of the Board of Directors ("Board") who are not employees of the Company ("non-employee directors"), such non-employee directors are hereby granted options on the terms and subject to the conditions set forth in the Plan. For purposes of the Plan, references to employment by the Company also means employment by a majority-owned subsidiary of the Company and employment by any other entity designated by the Board or the Committee in which the Company has a direct or indirect equity interest.

2. Eligibility. Officers and other key management employees of the Company, its subsidiaries, and any other entity designated by the Board or the Committee in which the Company has a direct or indirect equity interest, shall be eligible, upon selection by the Committee, to receive cash or bonus awards, stock options or SARs, either singly or in combination, as the Committee, in its discretion, shall determine ("participants"). Non-employee directors shall receive stock options on the terms and subject to the conditions stated in the Plan.

3. Limitation on Shares to be Issued. Subject to adjustment as provided in
Section 5 of this Article I, 8,000,000 shares of common stock, par value $1.25 per share ("common stock"), shall be available under the Plan, reduced by the aggregate number of shares of common stock which become subject to outstanding bonus awards, stock options and SARs which are not granted in tandem with or by reference to a stock option ("free-standing SARs"). Shares subject to a grant or award under the Plan or under any other stock incentive plan of the Company approved by stockholders on or prior to December 31, 1999 which are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of all or a portion of the grant or award, or by reason of withholding of shares to pay all or a portion of the exercise price or to satisfy tax withholding obligations, or by reason of the delivery of shares prior to June 30, 2003 to

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pay all or a portion of the exercise price or to satisfy tax withholding obligations, shall again be available for future grants and awards; provided, however, that for purposes of this sentence, stock options and SARs granted in tandem with or by reference to a stock option granted prior to the grant of such SARs ("tandem SARs") shall be treated as one grant. To the extent that the Company repurchased shares in the open market or otherwise prior to June 30, 2003, a number of shares having a repurchase price equal to the aggregate proceeds received by the Company from the exercise of stock options granted by the Company under the Plan or any other stock incentive plan of the Company approved by stockholders on or prior to December 31, 1999 shall again be available for future grants and awards. For the purpose of complying with
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations thereunder, the maximum number of shares of common stock with respect to which options or SARs or a combination thereof may be granted during any one-year period to any person shall be 1,000,000, subject to adjustment as provided in Section 5 of this Article I; provided, however, that for purposes of this sentence, stock options and tandem SARs shall be treated as one grant. The maximum number of shares of common stock with respect to which bonus awards, including performance awards or fixed awards in the form of restricted stock or other form may be granted hereunder is 3,000,000 in the aggregate, subject to adjustment as provided in Section 5 of this Article I.

   Shares of common stock to be issued shall be treasury stock of the Company.

4. Administration of the Plan. The Plan shall be administered by a Committee designated by the Board of Directors (the "Committee"). Each member of the Committee may be (i) an "outside director" within the meaning of Section 162(m) of the Code and (ii) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall, subject to the terms of the Plan, select eligible participants for grants and awards; determine the form of each grant and award, either as cash, a bonus award, stock options or SARs or a combination thereof; and determine the number of shares or units subject to the grant or award, the fair market value of the common stock or units when necessary, the time and conditions of vesting, exercise or settlement, whether dividends or dividend equivalents accrue under any award, and all other terms and conditions of each grant and award, including, without limitation, the form of instrument evidencing the grant or award. The Committee may establish rules and regulations for the administration of the Plan, interpret the Plan, and impose, incidental to a grant or award, conditions with respect to competitive employment or other activities not inconsistent with the Plan. All such rules, regulations, interpretations and conditions shall be conclusive and binding on all parties. Each grant and award shall be evidenced by a written instrument and no grant or award shall be valid until an agreement is executed by the Company and such grant or award shall be effective as of the effective date set forth in the agreement.

     The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to (i) the selection for participation in the Plan of (A) a participant who is a "covered employee" within the meaning of Section 162(m) of the

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Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period a grant or award hereunder to such participant would be outstanding or (B) an officer or other person subject to Section 16 of the Exchange Act or (ii) decisions concerning the timing, pricing or amount of a grant or award to a participant, officer or other person described in clause (i) above. A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

5. Adjustments. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of common stock other than a regular cash dividend, the number and class of securities available under the Plan, the number and class of securities subject to each outstanding bonus award, the number and class of securities subject to each outstanding stock option and the purchase price per security and the terms of each outstanding SAR shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding stock options and SARs without an increase in the aggregate purchase price or base price. If any such adjustment would result in a fractional security being (i) available under the Plan, such fractional security shall be disregarded, or (ii) subject to an outstanding grant or award under the Plan, the Company shall pay the holder thereof, in connection with the first vesting, exercise or settlement of such grant or award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the fair market value on the vesting, exercise or settlement date over (B) the exercise or base price, if any, of such grant or award; provided, however, that if the fair market value of such fractional security immediately after such adjustment is less than the fair market value of one share of common stock immediately prior to such adjustment, such fractional security shall be disregarded and no payment shall be made.

6. Effective Date and Term of Plan. The Plan shall be submitted to the stockholders of the Company for approval at the 2000 annual meeting of stockholders and, if approved, shall become effective on the date of such stockholder approval. The Plan shall terminate on the date on which shares are no longer available for grants or awards under the Plan, unless terminated prior thereto by action of the Board, except that Section III 1.(b), Automatic Options for Non-Employee Directors shall terminate on December 31, 2009. No further grants or awards shall be made under the Plan after termination, but termination shall not affect the rights of any participant under any grants or awards made prior to termination.

7. Amendments. The Plan may be amended or terminated by the Board in any respect except that no amendment may be made without stockholder approval if stockholder approval is required by applicable law, rule or regulation, including Section 162(m) of the Code, or such amendment would increase (subject to Section 5 of this Article I) the number of shares available under the Plan. No amendment may impair the rights of a holder of an outstanding grant or award without the consent of such holder.

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                                II. BONUS AWARDS

1. Form of Award. Bonus awards, whether performance awards or fixed awards, may be made to eligible participants in the form of (i) cash, whether in an absolute amount or as a percentage of compensation, (ii) stock units, each of which is substantially the equivalent of a share of common stock but for the power to vote and, subject to the Committee's discretion, the entitlement to an amount equal to dividends or other distributions otherwise payable on a like number of shares of common stock, (iii) shares of common stock issued to the participant but forfeitable and with restrictions on transfer in any form as hereinafter provided or (iv) any combination of the foregoing.

2. Performance Awards. (a) Awards may be made in terms of a stated potential maximum dollar amount, percentage of compensation or number of units or shares, with such actual amount, percentage or number to be determined by reference to the level of achievement of corporate, sector, business unit, division, individual or other specific performance goals over a performance period of not less than one nor more than ten years, as determined by the Committee.

     (b) In no event shall any participant receive a payment with respect to any performance award if the minimum threshold performance goals requirement applicable to the payment is not achieved during the performance period.

     (c) If the Committee desires that compensation payable pursuant to any performance award be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code, then with respect to such performance award, for any calendar year no participant shall receive stock units or shares of common stock in excess of 100,000 stock units or shares of common stock or a cash award in excess of the then fair market value of 100,000 shares of common stock, subject to adjustment as provided in Section 5 of Article I.

     (d) The Committee retains sole discretion to reduce the amount of or eliminate any payment otherwise payable to a participant with respect to any performance award. The Committee may exercise such discretion by establishing conditions for payments with respect to performance awards in addition to the performance goals, including the achievement of financial, strategic or individual goals, which may be objective or subjective, as it deems appropriate.

     (e) For purposes of the Plan, "performance goals" means the objectives established by the Committee which shall be satisfied or met during the applicable performance period as a condition to a participant's receipt of all or a part of a performance-based award under the Plan. The performance goals shall be tied to one or more of the following business criteria, determined with respect to the Company or the applicable sector, business unit or division: net sales, cost of sales, gross profit, earnings from operations, earnings before interest, taxes, depreciation and amortization ("EBITDA"), earnings before income taxes, earnings before interest and taxes, cash flow measures, return on equity, return on assets, return on net assets employed, net income per common share (basic or diluted), EVA (Economic Value Added, which represents the

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cash operating earnings of the Company after deducting a charge for capital employed) or any other similar criteria established by the Committee for the applicable performance period. In the discretion of the Committee, the Committee may amend or adjust the performance goals or other terms or conditions of an outstanding award in recognition of unusual or nonrecurring events. If the Committee desires that compensation payable pursuant to any award subject to performance goals be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code, the performance goals (i) shall be established by the Committee no later than 90 days after the beginning of the applicable performance period (or such other time designated by the Internal Revenue Service) and (ii) shall satisfy all other applicable requirements imposed under Treasury Regulations promulgated under Section 162(m) of the Code, including the requirement that such performance goals be stated in terms of an objective formula or standard.

3. Fixed Awards. Awards may be made which are not contingent on the achievement of specific objectives, but are contingent on the participant's continuing in the Company's employ for a period specified in the award.

4. Rights with Respect to Restricted Shares. If shares of restricted common stock are subject to an award, the participant shall have the right, unless and until such award is forfeited or unless otherwise determined by the Committee at the time of grant, to vote the shares and to receive dividends thereon from the date of grant and the right to participate in any capital adjustment applicable to all holders of common stock; provided, however, that a distribution with respect to shares of common stock, other than a regular quarterly cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of common stock with respect to which such distribution was made.

     During the restriction period, a certificate or certificates representing restricted shares shall be registered in the holder's name or the name of a nominee of the Company and may bear a legend, in addition to any legend which may be required under applicable laws, rules or regulations, indicating that the ownership of the shares of common stock represented by such certificate is subject to the restrictions, terms and conditions of the Plan and the agreement relating to the restricted shares. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of common stock subject to the award in the event such award is forfeited in whole or in part. Upon termination of any applicable restriction period, including, if applicable, the satisfaction or achievement of applicable objectives, and subject to the Company's right to require payment of any taxes, the requisite number of shares of common stock shall be delivered to the holder of such award.

5. Rights with Respect to Stock Units. If stock units are credited to a participant pursuant to an award, then, subject to the Committee's discretion, amounts equal to dividends and other distributions otherwise payable on a like number of shares of common stock after the crediting of the units (unless the record date for such dividends or other distributions

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precedes the date of grant of such award) shall be credited to an account for the participant and held until the award is forfeited or paid out and interest shall be credited on the account at a rate determined by the Committee.

6. Vesting and Resultant Events. The Committee may, in its discretion, provide for early vesting of an award in the event of the participant's death, permanent and total disability or retirement. At the time of vesting, (i) the award (and any dividend equivalents, other distributions and interest which have been credited), if in units, shall be paid to the participant either in shares of common stock equal to the number of units, in cash equal to the fair market value of such shares, or in such combination thereof as the Committee shall determine, (ii) the award, if a cash bonus award, shall be paid to the participant either in cash, or in shares of common stock with a then fair market value equal to the amount of such award, or in such combination thereof as the Committee shall determine and (iii) shares of restricted common stock issued pursuant to an award shall be released from the restrictions.


                               III. STOCK OPTIONS

1. Grants. (a) Options for Eligible Participants. Options to purchase shares of common stock of the Company may be granted to such eligible participants as may be selected by the Committee. These options may, but need not, constitute "incentive stock options" under Section 422 of the Code. To the extent that the aggregate fair market value (determined as of the date of grant) of shares of common stock with respect to which options designated as incentive stock options are exercisable for the first time by an optionee during any calendar year (under the Plan or any other plan of the Company, or any parent or subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall not constitute incentive stock options.

     (b) Automatic Options for Non-Employee Directors. The Company shall grant an option to purchase shares of common stock of the Company on the date of the 2000 annual meeting of stockholders and, thereafter, annually on the date of the Company's annual meeting of stockholders to each individual who immediately following such meeting on such date is a non-employee director. The number of shares of common stock subject to an option granted to a non-employee director pursuant to this Section 1(b) (a "Director Option") shall equal the number determined by (i) multiplying (A) the then current annual cash retainer fee payable to a non-employee director by (B) 2.5, and (ii) dividing that product by 100% of the fair market value of a share of common stock on the date of grant of such option. A Director Option shall become exercisable in whole or in part on the earlier to occur of (i) the date which is the first anniversary of the date the Director Option is granted (the date of grant being hereafter referred to as the "Option Date") or (ii) the day immediately preceding the date of the first annual meeting of stockholders of the Company next following the Option Date. Subject to Section 4 of this Article III, a Director Option shall expire on the first business day preceding the date of the tenth anniversary of the date of grant.

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     (c) Elective Options for Non-Employee Directors. Each non-employee director may from time to time elect, in accordance with procedures to be specified by the Committee, to receive in lieu of all or part of (i) the annual cash retainer fee for services as a director of the Company, any fees for attendance at meetings of the Board or any committee of the Board and any fees for serving as a member or chairman of any committee of the Board that would otherwise be payable to such non-employee director ("Fees") or (ii) the annual phantom stock award granted to such non-employee director pursuant to the Retirement Benefits and Phantom Stock Grants for Directors Policy ("Retirement Benefit"), an option to purchase shares of Common Stock, which option shall have a value (as determined in accordance with the Black-Scholes stock option valuation method) as of the date of grant of such option equal to the amount of such Fees or Retirement Benefit. An option granted to a non-employee director pursuant to this Section 1(c) shall be a Director Option and shall become exercisable in full on the date which is the first anniversary of the date the Director Option is granted.

2. Number of Shares and Purchase Price. The number of shares of common stock subject to an option and the purchase price per share of common stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of common stock shall not be less than 100% of the fair market value of a share of common stock on the date of grant of the option, including a Director Option; provided further, that if an incentive stock option shall be granted to any person who, on the date of grant of such option, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary) (a "Ten Percent Holder"), the purchase price per share of common stock shall be the price (currently 110% of fair market value) required by the Code in order to constitute an incentive stock option.

3. Exercise of Options. The period during which options granted hereunder (other than Director Options) may be exercised shall be determined by the Committee; provided, however, that no stock option shall be exercised later than ten years after its date of grant; provided further, that if an incentive stock option shall be granted to a Ten Percent Holder, such option shall not be exercisable more than five years after its date of grant. The Committee may, in its discretion, establish performance measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of common stock.

     An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of common stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) in previously owned whole shares of common stock (which the optionee has held for at least six months prior to delivery of such shares or which the optionee purchased on the open market and for which the optionee has good title free and clear of all liens and encumbrances) having a fair market value, determined as of the date of exercise, equal to the aggregate purchase price

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payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (D) a combination of (A) and (B), (ii) if applicable, by surrendering to the Company any SARs which are canceled by reason of the exercise of the option and
(iii) by executing such documents as the Company may reasonably request. The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(D). Any fraction of a share of common stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No shares of common stock shall be delivered until the full purchase price therefor has been paid.

4. Termination of Employment or Service. Subject to the requirements of the Code, all of the terms relating to the exercise, cancellation or other disposition of an option upon a termination of employment with the Company or service on the Board, as the case may be, of the holder of such option, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee; provided, however, that the expiration date of an option may never be extended beyond the original expiration date of such option.


                          IV. STOCK APPRECIATION RIGHTS

1. Grants. Free-standing SARs entitling the grantee to receive cash or shares of common stock having a fair market value equal to the appreciation in market value of a stated number of shares of common stock from the date of grant to the date of exercise of such SARs, or in the case of tandem SARs, from the date of grant of the related stock option to the date of exercise of such tandem SARs, may be granted to such participants as may be selected by the Committee. The holder of a tandem SAR may elect to exercise either the option or the SAR, but not both. Tandem SARs shall be automatically canceled upon exercise of the related stock option.

2. Number of SARs and Base Price. The number of SARs subject to a grant shall be determined by the Committee. Any tandem SAR related to an incentive stock option shall be granted at the same time that such incentive stock option is granted. The base price of a tandem SAR shall be the purchase price per share of common stock of the related option. The base price of a free-standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the fair market value of a share of common stock on the date of grant of such SAR.

3. Exercise of SARs. The agreement relating to a grant of SARs may specify whether such grant shall be settled in shares of common stock (including restricted shares of common stock) or cash or a combination thereof. Upon exercise of an SAR, the grantee shall be paid the excess of the then fair market value of the number of shares of common stock to which the SAR relates over the base price of the SAR. Such excess shall be paid in cash or in shares of common stock having a fair market value equal to such excess or in such combination thereof as the Committee shall determine. The period during which SARs granted hereunder may be exercised shall be determined by the Committee;

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provided, however, no SAR shall be exercised later than ten years after the date of its grant; and provided, further, that no tandem SAR shall be exercised if the related option has expired or has been canceled or forfeited or has otherwise terminated. The Committee may, in its discretion, establish performance measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a tandem SAR, only with respect to whole shares of common stock and, in the case of a free-standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for restricted shares of common stock, the restricted shares shall be issued in accordance with
Section 4 of Article II and the holder of such restricted shares shall have such rights of a stockholder of the Company as determined pursuant to such Section. Prior to the exercise of an SAR for shares of common stock, including restricted shares, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of common stock subject to such SAR.

     A tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are canceled by reason of the exercise of such SAR and (iii) by executing such documents as the Company may reasonably request. A free-standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (ii) by executing such documents as the Company may reasonably request.

4. Termination of Employment. Subject to the requirements of the Code, all of the terms relating to the exercise, cancellation or other disposition of an SAR upon a termination of employment with the Company of the holder of such SAR, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee; provided, however, that the expiration date of an SAR may never be extended beyond the original expiration date of such SAR.


                                    V. OTHER

1. Non-Transferability of Options and Stock Appreciation Rights. No option or SAR shall be transferable other than (i) by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or (ii) as otherwise set forth in the agreement relating to such option or SAR. Each option or SAR may be exercised during the participant's lifetime only by the participant or the participant's guardian, legal representative or similar person or the permitted transferee of the participant. Except as permitted by the second preceding sentence, no option or SAR may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option or SAR, such award and all rights thereunder shall immediately become null and void.

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2. Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of common stock or the payment of any cash pursuant to a grant or award hereunder, payment by the holder thereof of any Federal, state, local or other taxes which may be required to be withheld or paid in connection therewith. An agreement may provide that (i) the Company shall withhold whole shares of common stock which would otherwise be delivered to a holder, having an aggregate fair market value determined as of the date the obligation to withhold or pay taxes arises in connection therewith (the "Tax Date"), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery to the Company of previously owned whole shares of common stock (which the holder has held for at least six months prior to the delivery of such shares or which the holder purchased on the open market and for which the holder has good title, free and clear of all liens and encumbrances) having an aggregate fair market value determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of common stock which would otherwise be delivered having an aggregate fair market value determined as of the Tax Date or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such liability, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C); provided, however, that the Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(E). An agreement relating to a grant or award hereunder may not provide for shares of common stock to be withheld having an aggregate fair market value in excess of the minimum amount of taxes required to be withheld. Any fraction of a share of common stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

3. Acceleration Upon Change in Control. If while (i) any performance award or fixed award granted under Article II is outstanding or (ii) any stock option granted under Article III of the Plan or SAR granted under Article IV of the Plan is outstanding --

          (a) any "person," as such term is defined in Section 3(a)(9) of the Exchange Act, as modified and used in Section 13(d) and 14(d) thereof (but not including (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) (hereinafter a "Person") is or becomes the beneficial owner, as defined in Rule 13d-3 of the Exchange Act, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates, excluding an acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or

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     exchangeable securities) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

          (b) during any period of two (2) consecutive years beginning January 1, 2000, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into any agreement with the Company to effect a transaction described in Clause (a), (c) or (d) of this Section) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

          (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

          (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets,

(any of such events being hereinafter referred to as a "Change in Control"), then from and after the date on which public announcement of the acquisition of such percentage shall have been made, or the date on which the change in the composition of the Board set forth above shall have occurred, or the date of any such stockholder approval of a merger, consolidation, plan of complete liquidation or an agreement for the sale of the Company's assets as described above occurs (the applicable date being hereinafter referred to as the "Acceleration Date"), (i) with respect to such performance awards, the highest level of achievement specified in the award shall be deemed met and the award shall be immediately and fully vested, (ii) with respect to such fixed awards, the period of continued employment specified in the award upon which the award is contingent shall be deemed completed and the award shall be immediately and fully vested and (iii) with respect to such options and SARs, all such options and SARs, whether or not then exercisable in whole or in part, shall be fully and immediately exercisable.

4. Restrictions on Shares. Each grant and award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or

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

qualification of the shares of common stock subject thereto upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of common stock delivered pursuant to any grant or award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

5. No Right of Participation or Employment. No person (other than non-employee directors to the extent provided in Article III) shall have any right to participate in the Plan. Neither the Plan nor any grant or award made hereunder shall confer upon any person any right to continued employment by the Company, any subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

6. Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of common stock or other equity security of the Company which is subject to a grant or award hereunder unless and until such person becomes a stockholder of record with respect to such shares of common stock or equity security.

7. Governing Law. The Plan, each grant and award hereunder and the related agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

8. Foreign Participants. Notwithstanding any provision of the Plan to the contrary the Committee may, with a view to both promoting achievement of the purposes of the plan and complying with provisions of laws in countries outside the United States in which the Company or its subsidiaries operate or have employees, determine which persons outside the United States shall be eligible to participate in the Plan on such terms and conditions different from those specified in the Plan as may in the judgement of the Committee be necessary or advisable and, to that end, the Committee may establish sub-plans, modified option exercise procedures and other terms and procedures.

9. Approval of Plan. The Plan and all grants and awards made hereunder shall be null and void if the adoption of the Plan is not approved by the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the 2000 annual meeting of stockholders.

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